                                                                    Exhibit 23.1
                                                                    ------------


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              ---------------------------------------------------


The Board of Directors
CellStar Corporation

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                /s/ KPMG LLP



Dallas, Texas
April 29, 1999